Going Concern	12 Months Ended
Aug. 31, 2012
Organization, Consolidation and Presentation of Financial Statements
Going Concern Note

NOTE 3. GOING CONCERN

The accompanying financial statements have been prepared assuming that the

Company will continue as a going concern. As discussed in the notes to the financial statements, the Company has no established source of revenue. This raises substantial doubt about the Company's ability to continue as a going concern. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. The financial statements do not include any adjustments that might result from this uncertainty.

The Company's activities to date have been supported by equity financing by its founder. It has sustained losses in all reporting periods, with an inception to date loss of $35,527 as of August 31, 2012. Management is presently providing the required working capital to the Company to facilitate and pursue its business plan.